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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 22, 2001
 (Date of earliest event reported)

THOMAS & BETTS CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee (State or Other Jurisdiction of Incorporation)	1-4682 (Commission File Number)
22-1326940 (IRS Employer Identification No.)
8155 T&B Boulevard Memphis, Tennessee (Address of Principal Executive Offices)	38125 (ZIP Code)

Registrant's Telephone Number, Including Area Code:
(901) 252-8000

ITEM 5.  OTHER EVENTS

    On October 23, 2001, Thomas & Betts Corporation (the "Registrant" and the "Corporation") discussed its financial results for the quarter ended September 30, 2001.

    The Corporation has received approximately $26 million in cash from the sale of its American Electric® and Dark to Light® lighting product lines that closed on October 19, 2001. In addition, the Corporation holds approximately $14 million of accounts receivable related to these product lines. The Corporation continues to do business with many of these customers and expects to collect on these receivables in the fourth quarter 2001. The proceeds from the sale will be recorded in the fourth quarter 2001.

    Management reported no new developments in connection with pending shareholder litigation, the SEC investigation of the Corporation's past accounting practices, and a dispute with Tyco SARL relating to the sale of the Corporation's Electronics OEM business in July 2000. At this time, the Corporation is unable to predict the outcome of these matters and the ultimate effect, if any, on the financial condition of the Corporation.

    Management said that its plants are currently operating below 60 percent capacity and that the Corporation has incurred approximately $60 million on an annual basis of negative manufacturing variances. The Corporation will continue to take action to reduce its cost base and improve its gross margin with a long-term goal of achieving a gross margin in excess of 30 percent. The Corporation also emphasized that it will continue to reduce Selling, General and Administrative expense until it achieves a level of SG&A below 20 percent of sales.

    Third quarter 2001 earnings in the Corporation's largest segment, Electrical, were adversely affected on a quarter-over-quarter basis by $8.9 million, which included: (1) $3.9 million of restructuring charges; (2) $3.2 million of other asset write-offs associated with the sale of lighting product lines; and (3) $1.8 million of lower earnings from unconsolidated companies. Excluding these items, Electrical Segment earnings would have been $1.2 million compared to the reported loss of $7.7 million.

    The conference call was recorded and is available for replay through 5:00 p.m. CDT on Thursday, October 25, 2001. To access the replay, please call (973) 341-3080 [pin: 2891751]. The recorded webcast will also be available at www.tnb.com.

    Actual results may differ materially from those expressed or implied by the forward-looking statements contained in this report and made during the conference call. For those statements, the Corporation claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)
Exhibits
20.1	Press Release dated October 22, 2001.
20.2	October 23, 2001 Conference Call Script.
20.3	Schedule—Segment Information

ITEM 9.  REGULATION FD DISCLOSURE

    The Registrant elects to disclose through this filing, pursuant to Regulation FD, the information set forth in the October 23, 2001 conference call script of T. Kevin Dunnigan and John P. Murphy.

SIGNATURE

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas & Betts Corporation (Registrant)
	By:	/s/ KENNETH W. FLUKE Kenneth W. Fluke
	Title:	Vice President and Controller
Date: October 23, 2001

EXHIBIT INDEX

Exhibit	Description of Exhibits
20.1	Press Release dated October 22, 2001.
20.2	October 23, 2001 Conference Call Script.
20.3	Schedule—Segment Information

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  ITEM 5. OTHER EVENTS
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
  ITEM 9. REGULATION FD DISCLOSURE
SIGNATURE
EXHIBIT INDEX